UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2006

DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5740	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3050 East Hillcrest Drive
Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

(805) 446-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of July 3, 2006, Diodes Incorporated (the “Company”) appointed Richard White as Senior Vice President-Finance. Mr. White will be employed as an “at will” employee and will be entitled to (i) an annual base salary (subject to increase from time to time in the discretion of the Company’s Board of Directors) of $150,000, (ii) participation in any executive bonus plan of the Company with a guaranteed minimum annual bonus of $100,000 for 2006 and $200,000 for each of 2007 and 2008, (iii) a non-qualified stock option to purchase 10,000 shares of Common Stock at $41.64 per share (the closing sale price on the date of grant), which options shall be granted on July 3, 2006, shall have a term of 10 years and shall become exercisable in four equal annual installments beginning July 3, 2007, (iv) a restricted stock unit granted on July 3, 2006 for 3,000 shares of Common Stock which shall become exercisable in four equal annual installments beginning July 3, 2007, (v) an automobile allowance per the Company’s automobile allowance policy, (vi) reimbursement of all reasonable and documented business expenses and (vii) participation in all plans provided to employees in general.

In addition, Mr. White has entered into an indemnification agreement with the Company that may require the Company to indemnify him against liabilities that may arise by reason of his status or service. The foregoing summary of the indemnification agreement is qualified in its entirety by reference to the form of indemnification agreement incorporated by reference as an exhibit to this Report.

Item 7.01. Regulation FD Disclosure.

On July 10, 2006, the Company issued a press release announcing the appointment of Richard White as Senior Vice President - Finance. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1*
Form of Indemnification Agreement between the Company and its directors and executive officers (incorporated by reference to Exhibit 10.5 to that certain Current Report on Form 8-K filed by the Company on September 2, 2005).

99.1	Press release dated July 10, 2006 appointing Mr. White as Sr. Vice President, Finance.
__________________

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED
Date: July 11, 2006	By /s/ Carl C. Wertz Carl C. Wertz, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*
Form of Indemnification Agreement between the Company and its directors and executive officers (incorporated by reference to Exhibit 10.5 to that certain Current Report on Form 8-K filed by the Company on September 2, 2005).

99.1	Press release dated July 10, 2006 appointing Mr. White as Sr. Vice President, Finance.
__________________

* Management contract or compensatory plan or arrangement.